Semiannual Report

Dividend
Growth
Fund

June 30, 1998

T. Rowe Price

Report Highlights

Dividend Growth Fund

o Buoyed by almost ideal conditions, U.S. stocks posted strong returns in the first half of 1998 as represented by the nearly 18% return of the S&P 500 Stock Index.

o The market's advance was narrow, with a relatively small number of blue chips providing the bulk of the gain.

o The fund rose nicely for the six-month period, but lagged the S&P 500 and its peer group because of its dividend orientation.

o Our best performers included Rentokil Group, a U.K.-based international service company, and pharmaceutical and financial holdings; cyclicals and real estate-related stocks did poorly, reflecting market trends.

o We expect a choppier market environment ahead and would use any dips to try to purchase good values for the fund.

Fellow Shareholders

U.S. stocks surged in the first half of 1998, buoyed by tame inflation, falling interest rates, and favorable investor sentiment. The S&P 500 Stock Index posted a spectacular 17.71% return with the bulk of its gains coming from its largest stocks. High-growth companies with premium valuations were the best performers while dividend-oriented sectors such as telephone services, electric utilities, REITs (real estate investment trusts), and diversified energy companies showed no net advance.

Such a large gain from the S&P 500 was particularly remarkable coming on top of record-setting returns over the last three years. Most worrisome perhaps was a significant slowing of corporate earnings growth as economic turmoil in several Far Eastern countries spread across the globe and led to downward spending patterns and pricing pressure in many industries.

Your investment in the Dividend Growth Fund rose 9.54% in the first half, behind the S&P 500 Index and the Lipper average of comparable funds for reasons discussed in our performance review section. Over the 12-month period, the fund returned a healthy 24.31%, behind the S&P 500 Index but ahead of the Lipper peer group average.

Performance Comparison

Periods Ended 6/30/98                 6 Months            12 Months
--------------------------------------------------------------------------------

Dividend Growth Fund                     9.54%               24.31%

S&P 500                                 17.71                30.16

Lipper Growth & Income
Funds Average                           12.11                22.86


Distributions

On June 25, your Board of Directors declared a second quarter income dividend of $0.12 per share payable to shareholders of record on that date. You should already have received your check or statement reflecting this distribution. The fund's first quarter distributions included $0.11 of income per share, a long-term capital gain of $0.08 per share, and a short-term gain of $0.05. All of these will be reported on Form 1099-DIV mailed to you in January 1999.

Performance Review

Investors became increasingly selective during the first half of 1998. An initial rebound in cyclical stocks aborted when it became clear that economic disruptions originating in Asia were spreading and that earnings of cyclical companies would be vulnerable. Investors then rotated into large blue chip growth stocks where confidence in continued earnings growth was highest, and these stocks accounted for much of the S&P 500 Index's returns.

The narrowness of the advance made it difficult for value and dividend-oriented funds to keep pace. Dividend Growth, which often lags a rapidly rising market and picks up ground in choppier environments, rose nicely but trailed the S&P
500. Three pharmaceutical holdings, Pfizer, American Home Products, and Abbott Laboratories, were top performers that benefited from investors shifting into blue chip stocks. Our best performer overall was Rentokil Group, an international service company based in the U.K. whose earnings and dividends have grown at least 20% in each of the last 11 years. Three of our favorite long-term insurance holdings, ACE Limited, EXEL, and Mid Ocean Limited, also performed well as investors came to appreciate the growing diversity and sustainability of their earnings bases.

Cyclical stocks and REITs were the fund's worst performers. Reduced earnings expectations at Wallace Computer Services and Hercules led to serious stock price declines. Although the share prices of our REITs declined, their cash flow and dividends continued to grow robustly. We expect above-average growth to continue right through 1999 and believe the stocks will be strong performers in the near future.

Portfolio Changes

We made large purchases of three REITs whose share prices had fallen substantially from recent highs: Crescent Real Estate Equities, Manufactured Home Communities, and Starwood Hotels & Resorts. They are well-managed, financially strong leaders in their respective niches and we think they have excellent near- and long-term growth prospects. The stocks had fallen to attractive values because many investors had come to believe (and still believe) that the real estate recovery that began in 1991 was peaking and headed for another downturn. Our more constructive view was that most sectors within real estate were quite healthy and likely to remain buoyant for some time, and we opted to raise the fund's exposure to 10% of assets.

Sector Diversification

Pie Chart - Dividend Growth Fund
--------------------------------------------------------------------------------

Consumer                                                22%

Financial                                               18

Business Services and Transportation                     9

REITS                                                   10

Energy                                                   6

Utilities                                                6

Other                                                   18

Reserves                                                11

We also made a significant investment in Rite Aid, the largest operator of retail drugstores in the U.S. The drugstore business is a reasonably sound one with decent returns on investment and low cyclicality. With the aid of several key management additions, Rite Aid is generating outstanding returns from its major store remodeling program and is transitioning from an average operator to a strong one. We look for the stock to be revalued appropriately.

One of our more frustrating purchases was SLM Holding, formerly Sallie Mae, which is the leading provider of student lending services in the U.S. The stock had fallen to an attractive valuation after the Clinton administration announced plans to reduce borrowing rates for student loans by taking some of the profit away from the lenders (banks) and loan servicers (SLM Holding). Although we made a reasonable profit on the purchase, we became more wary of owning a business that the administration was determined to impair and decided to sell.

We also sold all of our TriMas and a portion of our Mid Ocean Limited after they received premium merger proposals. In the case of Mid Ocean, we will accept EXEL stock, another portfolio holding, as payment in the merger.

Summary and Outlook

We expect a choppier market environment ahead. Stock prices have risen much faster than earnings and dividends over the last three years, especially during 1998. Valuations have reached levels that leave little room for disappointment, and for the first time in several years corporate earnings growth is slowing significantly for a broadening list of companies.

Frankly, we would welcome a correction as a chance to invest in some great dividend-growth companies at more attractive prices. We will continue to pay as much attention to downside risk as to upside potential.

Thank you for your continuing support.

Respectfully submitted,

William J. Stromberg
President and Chairman of the Investment Advisory Committee

July 21, 1998


T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                        Percent of
                                                        Net Assets
                                                           6/30/98
--------------------------------------------------------------------

Mobil                                                         1.8%

AlliedSignal                                                  1.7

SBC Communications                                            1.6

Fannie Mae                                                    1.5

EXEL                                                          1.5
--------------------------------------------------------------------

Security Capital Industrial Trust                             1.5

British Petroleum                                             1.5

Philip Morris                                                 1.5

Crescent Real Estate Equities                                 1.4

Rite Aid                                                      1.3
--------------------------------------------------------------------

ACE Limited                                                   1.3

Reckson Associates Realty                                     1.2

Starwood Hotels & Resorts                                     1.2

BANC ONE                                                      1.1

Omnicom                                                       1.1
--------------------------------------------------------------------

PartnerRe Holdings                                            1.1

ALLTEL                                                        1.1

Rentokil Group                                                1.1

Bristol-Myers Squibb                                          1.1

Newell                                                        1.1
--------------------------------------------------------------------

American Home Products                                        1.1

Mellon Bank                                                   1.0

INMC Mortgage Holdings                                        1.0

Johnson & Johnson                                             1.0

Masco                                                         1.0
--------------------------------------------------------------------

Total                                                        31.8%

T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 6/30/98

Ten Largest Purchases                             Ten Largest Sales
--------------------------------------------------------------------------------

Crescent Real Estate Equities                     Time Warner LYONS**

Rite Aid*                                         SLM Holding

SLM Holding*                                      Mid Ocean Limited

Bristol-Myers Squibb*                             TriMas***

Manufactured Home Communities*                    Nordstrom**

Starwood Hotels & Resorts                         Nalco Chemical**

Associates First Capital*                         Cadbury Schweppes**

Equifax*                                          Allergan**

Hasbro*                                           Nabisco Holdings**

Raytheon*                                         BellSouth**

  *   Position added
 **   Position eliminated
***   Acquired by another company


T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

SEC Chart - Dividend Growth Fund
--------------------------------------------------------------------------------

                  S&P 500 Index           Dividend Growth Fund

12/30/92                 10,000                        10,000

6/93                     10,414                        11,001

6/94                     10,560                        11,680

6/95                     13,313                        13,952

6/96                     16,775                        17,410

6/97                     22,595                        23,216

6/98                     29,411                        28,860


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                            Since   Inception
Periods Ended 6/30/98      1 Year   3 Years   5 Years   Inception        Date
--------------------------------------------------------------------------------

Dividend Growth Fund       24.31%    27.42%    21.27%      21.26%    12/30/92

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------
Unaudited

For a share outstanding throughout each period

Financial Highlights
--------------------------------------------------------------------------------

                   6 Months       Year                                12/30/92
                      Ended      Ended                                 Through
                    6/30/98   12/31/97  12/31/96  12/31/95  12/31/94  12/31/93

NET ASSET VALUE

Beginning
of period           $ 20.13    $ 16.37   $ 13.81   $ 11.04   $ 11.48   $ 10.00

Investment
activities
  Net investment
  income               0.24       0.44      0.35      0.36**    0.35*     0.29*

  Net realized
  and unrealized
  gain (loss)          1.68       4.51      3.08      3.08     (0.11)     1.63

  Total from
  investment
  activities           1.92       4.95      3.43      3.44      0.24      1.92

Distributions
  Net investment
  income              (0.23)     (0.44)    (0.36)    (0.36)    (0.34)    (0.29)

  Net realized
  gain                (0.13)     (0.75)    (0.51)    (0.31)    (0.34)    (0.15)

  Total
  distributions       (0.36)     (1.19)    (0.87)    (0.67)    (0.68)    (0.44)

NET ASSET VALUE

End of period       $ 21.69    $ 20.13   $ 16.37   $ 13.81   $ 11.04   $ 11.48
                    ------------------------------------------------------------
Ratios/Supplemental Data

Total return(C)        9.54%     30.77%    25.36%    31.75%**   2.16%*   19.41%*

Ratio of expenses to
average net assets     0.76%!     0.80%     1.10%     1.10%**   1.00%*    1.00%*

Ratio of net
investment
income to
average
net assets             2.24%!     2.42%     2.53%     2.92%**   3.11%*    2.60%*

Portfolio
turnover rate          20.6%      39.1%     43.1%     56.1%     71.4%     51.2%

Net assets,
end of period
(in millions)       $ 1,069    $   747   $   209   $    85   $    54   $    41


(C) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
 * Excludes expenses in excess of a 1.00% voluntary expense limitation in effect through 12/31/94.
** Excludes expenses in excess of a 1.10% voluntary expense limitation in effect through 12/31/96.
 !    Annualized.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------
Unaudited                                                       June 30, 1998

Statement of Net Assets
                                                   Shares/Par          Value
-----------------------------------------------------------------------------
                                                                In thousands

Common Stocks  82.5%

FINANCIAL  17.9%

Bank and Trust  6.2%

BANC ONE                                              220,000    $    12,279

First Union                                           170,000          9,902

Mellon Bank                                           160,000         11,140

NationsBank                                            80,000          6,120

Norwest                                               210,000          7,849

U.S. Bancorp                                          150,000          6,450

Washington Mutual                                     165,000          7,162

Wells Fargo                                            13,000          4,797

                                                                      65,699

Insurance  6.8%

ACE Limited                                           350,000         13,650

Erie Indemnity                                        290,000          8,338

EXEL                                                  210,000         16,341

Mid Ocean Limited                                      80,000          6,280

PartnerRe Holdings                                    230,000         11,730

St. Paul Companies                                     80,000          3,365

Travelers Property Casualty
  (Class A)                                           160,000          6,860

Willis-Corroon ADR                                    500,000          6,281

                                                                      72,845

Financial Services  4.9%

Associates First Capital
  (Class A)                                           115,000          8,841

Fannie Mae                                            270,000         16,402

Freddie Mac                                           100,000          4,706

INMC Mortgage Holdings                                480,000         10,920

SLM Holding                                            40,000          1,960

Travelers Group                                       160,000          9,700

                                                                      52,529

Total Financial                                                      191,073

UTILITIES  5.9%

Telephone Services  2.6%

ALLTEL                                                250,000         11,625

SBC Communications                                    420,000         16,800

                                                                      28,425

Electric Utilities  3.3%

DPL                                                   350,000    $     6,344

DQE                                                   165,000          5,940

Duke Energy                                           100,000          5,925

FPL Group                                              70,000          4,410

NIPSCO                                                180,000          5,040

Teco Energy                                           280,000          7,507

                                                                      35,166

Total  Utilities                                                      63,591


CONSUMER  NONDURABLES  16.3%

Cosmetics 0.4%

International Flavors
& Fragrances                                          100,000          4,344

                                                                       4,344

Beverages  1.2%

Anheuser-Busch                                        100,000          4,719

PepsiCo                                               200,000          8,237

                                                                      12,956

Food Processing  1.7%

General Mills                                          40,000          2,735

McCormick                                             210,000          7,501

Sara Lee                                              150,000          8,390

                                                                      18,626

Hospital Supplies/Hospital Management  1.0%

Abbott Laboratories                                   250,000         10,219

Smith & Nephew (GBP)                                  364,100            909

                                                                      11,128

Pharmaceuticals  4.7%

American Home Products                                220,000         11,385

Bristol-Myers Squibb                                  100,000         11,494

Johnson & Johnson                                     140,000         10,325

Merck                                                  40,000          5,350

Pfizer                                                 60,000          6,521

Schering-Plough                                        50,000          4,581

                                                                      49,656

Miscellaneous Consumer Products  7.3%

Colgate-Palmolive                                      90,000    $     7,920

Hasbro                                                240,000          9,435

Newell                                                230,000         11,457

Philip Morris                                         400,000         15,750

Service Corp. International                           195,000          8,360

Stanley Works                                         130,000          5,403

Sysco                                                 185,000          4,741

Tomkins (GBP)                                       1,100,000          5,974

Tomkins ADR                                           370,000          8,464

                                                                      77,504

Total Consumer Nondurables                                           174,214


CONSUMER SERVICES  5.3%

General Merchandisers  0.7%

Warnaco Group(Class A)                                180,000          7,639

                                                                       7,639

Specialty Merchandisers  1.8%

American Stores                                       200,000          4,837

Rite Aid                                              370,000         13,898

                                                                      18,735

Entertainment and Leisure  1.2%

Carnival(Class A)                                     220,000          8,718

Disney                                                 35,000          3,677

                                                                      12,395

Media and Communications  1.6%

R.R. Donnelly                                         125,000          5,719

Tribune                                               125,000          8,602

Wolters Kluwer (NLG)                                   24,000          3,296

                                                                      17,617

Total Consumer Services                                               56,386


CONSUMER CYCLICALS  12.5%

Automobiles and Related  0.5%

Genuine Parts                                         160,000          5,530

                                                                       5,530


Building and Real Estate  10.1%

Arden Realty, REIT                                    270,000    $     6,986

Chelsea GCA, REIT                                     139,500          5,580

Crescent Real Estate
  Equities, REIT                                      460,000         15,467

Manufactured Home
 Communities, REIT                                    400,000          9,650

Nationwide Health
 Properties, REIT                                     260,000          6,208

Reckson Associates
 Realty, REIT                                         320,000          7,560

Reckson Service
 Industries *                                         112,000            382

Security Capital
 Industrial Trust, REIT                               650,000         16,250

SECURITY CAPITAL
  PACIFIC TRUST, REIT                                 400,000          9,000

Starwood Hotels &
 Resorts, REIT                                        270,000         13,044

Storage USA, REIT                                     200,000          7,000

United Dominion
 Realty Trust, REIT                                   300,000          4,163

Weeks, REIT                                           220,000          6,957

                                                                     108,247

Miscellaneous Consumer Durables  1.9%

Masco                                                 170,000         10,285

Valspar                                               240,000          9,510

                                                                      19,795

Total Consumer Cyclicals                                             133,572


TECHNOLOGY  3.7%

Electronic Components  0.3%

Analogic                                               80,000          3,580

                                                                       3,580


Electronic Systems  0.9%

Hewlett-Packard                                       150,000          8,981

                                                                       8,981

Aerospace and Defense  2.5%

AlliedSignal                                          410,000         18,194

Raytheon (Class B)                                    140,000          8,278

                                                                      26,472

Total Technology                                                      39,033


CAPITAL EQUIPMENT  2.4%

Electrical Equipment  1.1%

GE                                                     55,000          5,005

Hubbell (Class A)                                      81,700          3,564

Hubbell (Class B)                                      90,000    $     3,746

                                                                      12,315

Machinery  1.3%

Danaher                                               170,000          6,237

Teleflex                                              200,000          7,600

                                                                      13,837

Total Capital Equipment                                               26,152


BUSINESS SERVICES AND
TRANSPORTATION  7.7%

Computer Service and Software  1.8%

Automatic Data Processing                              80,000          5,830

First Data                                            100,000          3,331

Galileo International                                 220,000          9,914

                                                                      19,075

Environmental  1.1%

Rentokil Group(GBP)                                 1,600,000         11,514

                                                                      11,514

Miscellaneous Business Services  4.0%

Equifax                                               250,000          9,078

H&R Block                                             140,000          5,897

Omnicom                                               240,000         11,970

RPM                                                   350,000          5,950

ServiceMaster                                         170,000          6,471

Wallace Computer Services                             130,000          3,088

                                                                      42,454

Railroads  0.8%

Norfolk Southern                                      300,000          8,944

                                                                       8,944

Total Business Services and Transportation                            81,987


ENERGY  6.0%

Energy Services  0.4%

Witco                                                 150,000          4,387

                                                                       4,387

Integrated Petroleum - Domestic  1.5%

British Petroleum ADR                                 180,000         15,885

                                                                      15,885

Integrated Petroleum - International  4.1%

Amoco                                                 240,000    $     9,990

Chevron                                                90,000          7,476

Mobil                                                 255,000         19,539

Royal Dutch Petroleum ADR                             130,000          7,126

                                                                      44,131

Total Energy                                                          64,403


PROCESS INDUSTRIES  2.9%

Diversified Chemicals  0.9%

Hercules                                              230,000          9,459

                                                                       9,459

Specialty Chemicals  1.3%

Great Lakes Chemical                                  210,000          8,282

Sigma Aldrich                                         140,000          4,926

                                                                      13,208

Paper and Paper Products  0.7%

Kimberly-Clark                                        170,000          7,799

                                                                       7,799

Total Process Industries                                              30,466


BASIC MATERIALS  0.7%

Mining  0.7%

Newmont Mining                                        130,000          3,071

Rio Tinto (GBP)                                       400,000          4,508

Total Basic Materials                                                  7,579

Miscellaneous Common Stocks  1.2%                                     13,331

Total Common Stocks (Cost $719,862)                                  881,787


Preferred Stocks  0.2%

Cleveland Electric,
(Series L), $1.88 Adj.                                 22,560          2,256

Cleveland Electric,
(Series R), 8.80%                                         320            346

Total Preferred Stocks (Cost $1,905)                                   2,602


Convertible Preferred Stocks  0.8%

Reckson Associates Realty,
(Series A), 7.625% *                                  240,000    $     5,700

Union Pacific Capital Trust,
(144a), 6.25%                                          55,000          2,592

Total Convertible Preferred Stocks
(Cost $8,709)                                                          8,292


Convertible Bonds  0.7%

Bell Atlantic Financial Services,
(144a), 5.75%, 4/1/03                              $2,000,000          2,049

Security Capital U  S. Realty,
(144a), 2.00%, 5/22/03                              7,000,000          5,735

Total Convertible Bonds (Cost  $7,635)                                 7,784


U.S. Government Obligations/
Agencies  5.0%

U.S. Treasury Notes

    5.375%, 2/15/01                                 7,000,000          6,976

    5.625%, 5/15/01 - 2/15/06                       5,500,000          5,518

    5.75%, 11/15/00 - 8/15/03                      17,400,000         17,489

    5.875%, 2/28/99 - 9/30/02                       9,000,000          9,058

    6.00%, 8/15/99 - 8/15/00                        4,700,000          4,742

    6.125%, 12/31/01                                1,500,000          1,527

    6.25%, 3/31/99 - 2/28/02                        3,400,000          3,443

    6.375%, 5/15/99                                   500,000            504

    6.50%, 5/31/01 - 5/31/02                        2,500,000          2,580

    6.625%, 5/15/07                                 1,000,000          1,074

Total U.S. Government
Obligations/Agencies (Cost $52,529)                                   52,911


Short-Term Investments  10.7%

Money Market Funds  10.7%

Reserve Investment Fund, 5.69% #                  114,568,466        114,568

Total Short-Term Investments (Cost  $114,568)                        114,568

Total Investments in Securities

99.9% of Net Assets (Cost $905,208)                             $  1,067,944

Other Assets Less Liabilities                                            681


NET ASSETS                                                      $  1,068,625
                                                                ------------

Net Assets Consist of:

Accumulated net investment income
 - net of distributions                                         $        309

Accumulated net realized gain/loss
 - net of distributions                                               40,210

Net unrealized gain (loss)                                           162,738

Paid-in-capital  applicable to 49,256,767
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares
authorized                                                           865,368


NET ASSETS                                                      $  1,068,625
                                                                ------------

NET ASSET VALUE PER SHARE                                       $      21.69
                                                                ------------

   *     Non-income producing
   #     Seven-day yield
 ADR     American Depository Receipt
REIT     Real Estate Investment Trust
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 0.97% of net assets.
 GBP     British sterling
 NLG     Dutch guilder

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                    6 Months
                                                                       Ended
                                                                     6/30/98

Investment Income

Income

 Dividend                                                          $   9,905
 Interest                                                              4,360

 Total income                                                         14,265

Expenses

  Investment management                                                2,475
  Shareholder servicing                                                  867
  Registration                                                           153
  Prospectus and shareholder reports                                      59
  Custody and accounting                                                  55
  Legal and audit                                                          7
  Directors                                                                4
  Miscellaneous                                                            6

  Total expenses                                                       3,626

Net investment income                                                 10,639

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                          40,046
  Foreign currency transactions                                          (36)

  Net realized gain (loss)                                            40,010

Change in net unrealized gain or loss

  Securities                                                          31,721

  Other assets and liabilities
  denominated in foreign currencies                                        2

Change in net unrealized gain or loss                                 31,723

Net realized and unrealized gain (loss)                               71,733

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $  82,372

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                   6/30/98             12/31/97

Increase (Decrease) in Net Assets

Operations

  Net investment income                       $     10,639         $     12,272
  Net realized gain (loss)                          40,010               28,069
  Change in net unrealized gain or loss             31,723               96,262

  Increase (decrease) in net assets
  from operations                                   82,372              136,603

Distributions to shareholders

  Net investment income                            (10,901)             (13,152)
  Net realized gain                                 (5,950)             (24,253)

  Decrease in net assets
  from distributions                               (16,851)             (37,405)

Capital share transactions*

  Shares sold                                      405,354              559,369
  Distributions reinvested                          15,894               35,245
  Shares redeemed                                 (165,626)            (157,461)

  Increase (decrease) in net
  assets from capital
  share transactions                               255,622              437,153

  Net equalization                                     571                1,062


Net Assets

  Increase (decrease) during period                321,714              537,413
  Beginning of period                              746,911              209,498

  End of period                               $  1,068,625         $    746,911
                                              ----------------------------------
*Share information

  Shares sold                                       19,181               31,018
  Distributions reinvested                             731                1,825
  Shares redeemed                                   (7,751)              (8,547)

  Increase (decrease) in
  shares outstanding                                12,161               24,296

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------
Unaudited                                                         June 30, 1998

Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price Dividend Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 30, 1992.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. The fund follows the practice of equalization, under which undistributed net investment income per share is unaffected by fund shares sold or redeemed.

Note 2 - Investment Transactions

Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $363,798,000 and $174,632,000, respectively, for the six months ended June 30, 1998.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At June 30, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $905,208,000, and net unrealized gain aggregated $162,736,000, of which $175,762,000 related to appreciated investments and $13,026,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $448,000 was payable at June 30, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.20% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $709,000 for the six months ended June 30, 1998, of which $135,000 was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1998, totaled $2,909,000 and are reflected as interest income in the accompanying Statement of Operations.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free


For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area


To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free


Internet address:

www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Dividend Growth Fund.


Investor Centers:

101 East Lombard St.
Baltimore, MD 21202
T. Rowe Price

Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price, Invest With Confidence (registered trademark)
T. Rowe Price Investment Services, Inc., Distributor.
F58-051  6/30/98